Exhibit 10.8

Execution Version

AMENDMENT NO. 7 AND JOINDER TO CREDIT AGREEMENT

This Amendment No. 7 and Joinder to Credit Agreement (this “Agreement”) dated as of December 15, 2015 is among Extraction Oil & Gas Holdings, LLC, a Delaware limited liability company (the “Borrower”), Extraction Oil & Gas, LLC, a Delaware limited liability company, XTR Midstream, LLC, a Delaware limited liability company, 7N, LLC, a Delaware limited liability company, Mountaintop Minerals, LLC, a Delaware limited liability company, 8 North, LLC, a Delaware limited liability company, Elevation Midstream, LLC, a Delaware limited liability company, XOG Services, LLC, a Delaware limited liability company, and XOG Services, Inc., a Colorado corporation (collectively, the “Guarantors”), the undersigned Existing Lenders (as defined below), the New Lenders (as defined below), and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”) and as Issuing Lender (the “Issuing Lender”).

INTRODUCTION

A.                                    The Borrower, the financial institutions party thereto as Lenders (the “Existing Lenders”, and together with the New Lender (as defined below), collectively, the “Lenders”), the Issuing Lender, and the Administrative Agent have entered into the Credit Agreement dated as of September 4, 2014, as amended by the Amendment No. 1 dated as of September 24, 2014, the Amendment No. 2 and Joinder dated as of November 10, 2014, the Amendment No. 3 dated as of December 30, 2014, the Waiver dated as of February 12, 2015, the Consent Agreement dated as of February 27, 2015, the Consent Agreement dated as of March 25, 2015, the Waiver dated as of April 28, 2015, the Amendment No. 4 and Joinder dated as of May 27, 2015, the Amendment No. 5 dated as of September 1, 2015 and the Amendment No. 6 dated as of September 10, 2015 (as so amended and modified and as may be otherwise amended, restated, or modified from time to time, the “Credit Agreement”).

B.                                    The Guarantors have entered into the Guaranty Agreement dated as of September 4, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) in favor of the Administrative Agent for the benefit of the Secured Parties (as defined in the Credit Agreement).

C.                                    The Lenders agree to set the Borrowing Base at $285,000,000 for the December 1, 2015 redetermination of the Borrowing Base.

D.                                    In connection with the Borrowing Base redetermination provided for herein, each of the undersigned New Lenders (each a “New Lender” and collectively, the “New Lenders”) desires to become party to the Credit Agreement as a Lender and the Commitments of the Existing Lenders and the New Lenders shall be adjusted to the amounts set forth on Schedule I attached hereto.

E.                                     The Borrower has requested that the Lenders and the Administrative Agent amend the Credit Agreement as set forth herein.

THEREFORE, in fulfillment of the foregoing, the Borrower, the Guarantors, the Administrative Agent, the Issuing Lender, and the undersigned Lenders hereby agree as follows:

Section 1.                                           Definitions; References.  Unless otherwise defined in this Agreement, each term used in this Agreement which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2.                                           Joinder of New Lender.

(a)                                 Each New Lender is hereby added to the Credit Agreement as a Lender, with the Commitment set forth opposite its name on Schedule I attached hereto, and shall receive all rights of a Lender under the Credit Agreement and the other Loan Documents. Each New Lender agrees to be bound by all of the terms and provisions of the Credit Agreement binding on each Lender.

(b)                                 The Commitment of each Existing Lender is adjusted to the amount set forth opposite its name on Schedule I attached hereto.

(c)                                  Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements referred to in Section 5.2 of the Credit Agreement and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to agree to the various matters set forth herein.  Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement.

Section 3.                                           Amendments to Credit Agreement.  Upon the satisfaction of the conditions specified in Section 7 of this Agreement, and effective as of the date set forth above, the Credit Agreement is amended as follows:

(a)                                 Section 1.1 of the Credit Agreement is amended to add the following defined term in alphabetical order:

“Amendment No. 7 Effective Date” means December 15, 2015.

(b)                                 Section 1.1 of the Credit Agreement is amended to delete the definition of “Leverage Ratio”.

(c)                                  The definition of “Net Debt” in Section 1.1 of the Credit Agreement is amended to read in its entirety as follows:

“Net Debt” means, (i) as of any date of determination while any amount of Second Lien Debt is outstanding, consolidated Debt less the amount of Available Cash held by the Borrower and its Subsidiaries as of such date and (ii) otherwise, consolidated Debt.

(d)                                 Section 2.2(a) is amended to read in its entirety as follows:

“(a)                           Borrowing Base.  The Borrowing Base in effect as of the Amendment No. 7 Effective Date has been set by the

Administrative Agent and the Lenders and acknowledged by the Borrower as $285,000,000. Such Borrowing Base shall remain in effect until the next redetermination or reduction made pursuant to this Section 2.2.  The Borrowing Base shall be determined in accordance with the standards set forth in Section 2.2(d) and is subject to periodic redetermination pursuant to Sections 2.2(b), and 2.2(c) and reductions pursuant to Section 2.2(e).”

(e)                                  Section 2.2(b)(ii) is amended to read in its entirety as follows:

“(ii)                            For the February 1, 2016 Borrowing Base redetermination, the Borrower shall deliver to the Administrative Agent, on or before January 15, 2016, an Internal Reserve Report dated effective as of the immediately preceding December 31st and such other information as may be reasonably requested by the Administrative Agent or any Lender with respect to the Oil and Gas Properties included or to be included in the Borrowing Base.  Within 30 days after the Administrative Agent’s receipt of such Internal Reserve Report and other information, (A) the Administrative Agent shall deliver to each Lender the Administrative Agent’s recommendation for the redetermined Borrowing Base, (B) the Required Lenders (or in the case of an increase to the Borrowing Base, all Lenders) shall redetermine the Borrowing Base in accordance with Section 2.2(d), and (C) the Administrative Agent shall promptly notify the Borrower in writing of the amount of the Borrowing Base as so redetermined.”

(f)                                   Section 5.2(c)(ii) is amended to read in its entirety as follows:

“For the February 1, 2016 Borrowing Base redetermination, as soon as available but in any event on or before January 15, 2016, an Internal Reserve Report dated effective as of the immediately preceding December 31st;”

(g)                                  Section 5.6 is amended to read in its entirety as follows:

“Section 5.6                              New Subsidiaries.  With respect to each Subsidiary of the Borrower created after the Effective Date, the Borrower shall deliver to the Administrative Agent (a) prompt written notice of the formation of such Subsidiary and all applicable “know your customer”, Patriot Act information and other information described in item (f) of Schedule III, and (b) each of the other items set forth in Part A of Schedule III attached hereto within the time requirements set forth in Schedule III.”

(h)                                 Section 6.1(g)(i) is amended by replacing the language “the Net Leverage Ratio (in the case of any issuance on or prior to June 30, 2015) or the Leverage Ratio (in the case of any issuance following June 30, 2015), as applicable” with “the Net Leverage Ratio”.

(i)                                     Section 6.1(h)(iii) is amended by replacing the language “the Net Leverage Ratio (in the case of any Second Lien Debt incurred on or prior to June 30, 2015) or the Leverage Ratio (in the case of any Second Lien Debt incurred following June 30, 2015), as applicable” with “the Net Leverage Ratio”.

(j)                                    Section 6.16(a) is amended to read in its entirety as follows:

“(a)                           Net Leverage Ratio.  Beginning with the fiscal quarter ending September 30, 2014, the Borrower shall not permit the Net Leverage Ratio as of each fiscal quarter end to be more than 4.00 to 1.00.”

(k)                                 Schedule I to the Credit Agreement is amended to read in its entirety as set forth on Schedule I attached hereto.

Section 4.                                           Reaffirmation of Liens.

(a)                                 Each of the Borrower and each Guarantor (i) is party to certain Security Documents securing and supporting the Borrower’s and Guarantors’ obligations under the Loan Documents, (ii) represents and warrants that it has no defenses to the enforcement of the Security Documents and that according to their terms the Security Documents will continue in full force and effect to secure the Borrower’s and Guarantors’ obligations under the Loan Documents, as the same may be amended, supplemented, or otherwise modified, and (iii) acknowledges, represents, and warrants that the liens and security interests created by the Security Documents are valid and subsisting and create a first and prior Lien (subject only to Permitted Liens) in the Collateral to secure the Secured Obligations.

(b)                                 The delivery of this Agreement does not indicate or establish a requirement that any Loan Document requires any Guarantor’s approval of amendments to the Credit Agreement.

Section 5.                                           Reaffirmation of Guaranty.  Each Guarantor hereby ratifies, confirms, and acknowledges that its obligations under the Guaranty and the other Loan Documents are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Agreement.  Each Guarantor hereby acknowledges that its execution and delivery of this Agreement do not indicate or establish an approval or consent requirement by such Guarantor under the Credit Agreement in connection with the execution and delivery of amendments, modifications or waivers to the Credit Agreement, the Notes or any of the other Loan Documents.

Section 6.                                           Representations and Warranties.  Each of the Borrower and each Guarantor represents and warrants to the Administrative Agent and the Lenders  that:

(a)                                 the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects as of the date of this Agreement (except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that such materiality qualifier shall not apply if such representation or warranty is already subject to a materiality qualifier in the Credit Agreement or such other Loan Document;

(b)                                 (i) the execution, delivery, and performance of this Agreement are within the corporate, limited partnership or limited liability company power, as appropriate, and authority of the Borrower and Guarantors and have been duly authorized by appropriate proceedings and (ii) this Agreement constitutes a legal, valid, and binding obligation of the Borrower and Guarantors, enforceable against the Borrower and Guarantors in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and

(c)                                  as of the effectiveness of this Agreement and after giving effect thereto, no Default or Event of Default has occurred and is continuing.

Section 7.                                           Effectiveness.  This Agreement shall become effective as of the date hereof upon the occurrence of all of the following:

(a)                                 Documentation. The Administrative Agent shall have received:

(1)                                 this Agreement, duly and validly executed by the Borrower, the Guarantors, the Administrative Agent, the Issuing Bank each Existing Lender and each New Lender, in form and substance reasonably satisfactory to the Administrative Agent and the Lenders; and

(2)                                 a Note payable to each New Lender in the amount of such New Lender’s Commitment, duly and validly executed by the Borrower.

(b)                                 Borrowing Base Increase Fee.  The Borrower’s having paid to the Administrative Agent for the account of each Lender an increase upfront fee in an amount equal to 0.30% of the positive amount, if any, equal to (i) such Lender’s share of the Borrowing Base that will be effective upon the effectiveness of this Agreement, minus (ii) such Lender’s share of the Borrowing Base in effect under the Credit Agreement immediately prior to the effectiveness of this Agreement.

(c)                                  Representations and Warranties.  The representations and warranties in this Agreement being true and correct in all material respects before and after giving effect to this Agreement (except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that such materiality qualifier shall not apply if such representation or warranty is already subject to a materiality qualifier in the Credit Agreement or such other Loan Document.

(d)                                 No Default or Event of Default. There being no Default or Event of Default which has occurred and is continuing.

(e)                                  Expenses.  The Borrower’s having paid all costs, expenses, and fees which have been invoiced and are payable pursuant to Section 9.1 of the Credit Agreement or any other agreement.

Section 8.                                           Post-Closing Mortgages.  On or before December 17, 2015 (or such later date as may be approved by the Administrative Agent in its discretion), the Borrower shall deliver Mortgages or supplements to Mortgages executed by the applicable Loan Party encumbering substantially all of the Loan Parties’ Proven Reserves described in the most recently delivered Reserve Report to the extent that such Proven Reserves were not previously subject to an Acceptable Security Interest pursuant to a Mortgage or supplement to Mortgage that was previously executed, delivered and recorded in the appropriate real property records of the applicable county.

Section 9.                                           Effect on Loan Documents.  Except as amended herein, the Credit Agreement and the Loan Documents remain in full force and effect as originally executed and are hereby ratified and confirmed, and nothing herein shall act as a waiver of any of the Administrative Agent’s or Lenders’ rights under the Loan Documents.  This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement is a Default or Event of Default under other Loan Documents.

Section 10.                                    Choice of Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without regard to conflicts of laws principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

Section 11.                                    Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be an original.

THIS WRITTEN AGREEMENT AND THE LOAN DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

EXECUTED as of the date first set forth above.

BORROWER:

EXTRACTION OIL & GAS HOLDINGS, LLC

By:	/s/ Rusty Kelley
Name:	Rusty Kelley
Title:	Chief Financial Officer

GUARANTORS:

EXTRACTION OIL & GAS, LLC

By:	/s/ Rusty Kelley
Name:	Rusty Kelley
Title:	Chief Financial Officer

XTR MIDSTREAM, LLC

By:	/s/ Rusty Kelley
Name:	Rusty Kelley
Title:	Chief Financial Officer

7N, LLC

By:	/s/ Rusty Kelley
Name:	Rusty Kelley
Title:	Chief Financial Officer

MOUNTAINTOP MINERALS, LLC

By:	/s/ Rusty Kelley
Name:	Rusty Kelley
Title:	Chief Financial Officer

8 NORTH, LLC

By:	/s/ Rusty Kelley
Name:	Rusty Kelley
Title:	Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NO. 7 TO CREDIT AGREEMENT — EXTRACTION]

ELEVATION MIDSTREAM, LLC

By:	/s/ Rusty Kelley
Name:	Rusty Kelley
Title:	Chief Financial Officer

XOG SERVICES, LLC

By:	/s/ Rusty Kelley
Name:	Rusty Kelley
Title:	Chief Financial Officer

XOG SERVICES, INC.

By:	/s/ Rusty Kelley
Name:	Rusty Kelley
Title:	Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NO. 7 TO CREDIT AGREEMENT — EXTRACTION]

ADMINISTRATIVE AGENT/ISSUING
LENDER/LENDER:

WELLS FARGO BANK, NATIONAL
ASSOCIATION,
as Administrative Agent, Issuing Lender and an
Existing Lender

By:	/s/ Michaela E. Braun
Name:	Michaela E. Braun
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 7 TO CREDIT AGREEMENT — EXTRACTION]

LENDERS:

ROYAL BANK OF CANADA,
as an Existing Lender

By:	/s/ Mark Lumpkin, Jr.
Name:	Mark Lumpkin, Jr.
Title:	Authorized Signatory

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BOKF, NA,
as an Existing Lender

By:	/s/ Benjamin H. Adler
Name:	Benjamin H. Adler
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 7 TO CREDIT AGREEMENT — EXTRACTION]

GOLDMAN SACHS BANK USA,
as an Existing Lender

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 7 TO CREDIT AGREEMENT — EXTRACTION]

FIFTH THIRD BANK,
as an Existing Lender

By:	/s/ Jonathan H Lee
Name:	Jonathan H Lee
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 7 TO CREDIT AGREEMENT — EXTRACTION]

SUNTRUST BANK,
as an Existing Lender

By:	/s/ Shannon Juhan
Name:	Shannon Juhan
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 7 TO CREDIT AGREEMENT — EXTRACTION]

MUFG UNION BANK, N.A.
as an Existing Lender

By:	/s/ Brian Hawk
Name:	Brian Hawk
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 7 TO CREDIT AGREEMENT — EXTRACTION]

KEYBANK NATIONAL ASSOCIATION,
as an Existing Lender

By:	/s/ George E McKean
Name:	George E McKean
Title:	Senior Vice President

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BARCLAYS BANK PLC,
as an Existing Lender

By:	/s/ Vanessa Kurbatskiy
Name:	Vanessa Kurbatskiy
Title:	Vice President

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ABN AMRO CAPITAL USA LLC,
as a New Lender

By:	/s/ Laurence Guguen
Name:	Laurence Guguen
Title:	Executive Director

By:	/s/ Urvashi Zutshi
Name:	Urvashi Zutshi
Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 7 TO CREDIT AGREEMENT — EXTRACTION]

SCHEDULE I

Commitments, Contact Information

ADMINISTRATIVE AGENT/ ISSUING LENDER

Wells Fargo Bank, National Association	Address:	1700 Lincoln St., 6th Floor
Denver, CO 80203
	Attn:	Joe Rottinghaus
	Telephone:	303-863-5367
	Facsimile:	303-863-5196

LOAN PARTIES

Borrower/Guarantors	Address:	370 17th Street, Suite 5300
Denver, CO 80202
	Attn:	Mr. Rusty Kelley
	Telephone:	720-557-8302
	Facsimile:	720-557-8301
	Email:	rtkelley@extractionog.com

Lender	Commitment
Wells Fargo Bank, National Association	$124,561,404.51
Royal Bank of Canada	$77,192,982.46
BOKF, NA	$52,631,579.95
Barclays Bank PLC	$38,596,491.23
KeyBank National Association	$38,596,491.23
SunTrust Bank	$38,596,491.23
Fifth Third Bank	$35,087,719.30
MUFG Union Bank, N.A.	$35,087,719.30
ABN AMRO Capital USA LLC	$29,824,562.40
Goldman Sachs Bank USA	$29,824,562.40
Total:	$500,000,000

[SCHEDULE I TO AMENDMENT NO. 7 TO CREDIT AGREEMENT – EXTRACTION]